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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              TEAM FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


        KANSAS                                                 48-1017164
(State of incorporation                                     (I.R.S. Employer
   or organization)                                        Identification No.)


                  8 WEST PEORIA, SUITE 200, PAOLA, KANSAS 66071
          (Address of principal executive offices, including zip code)


        Securities to be registered pursuant to Section 12(b) of the Act:
                                      NONE

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ] If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ X ]

Securities Act registration statement file number to which this form relates:
333-76163

Securities to be registered pursuant to Section 12(g) of the Act:

                           COMMON STOCK, NO PAR VALUE
                           --------------------------
                                (Title of Class)





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Item 1.           Description of Registrant's Securities to be Registered.
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         Descriptions and terms of the Registrant's Common Stock to be registered are incorporated herein by reference to the section entitled "Description of Capital Stock" in the prospectus filed with the Securities and Exchange Commission on May 27, 1999, as part of the Company's Registration Statement on Form S-1 (SEC Registration No. 333-76163), as amended (the "Registration Statement"). The Registration Statement relates to a proposed public offering of the Common Stock. The form of prospectus to be subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated herein by reference.

Item 2.           Exhibits.
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         The following is a complete list of Exhibits filed as part of this
Registration Statement or which are incorporated herein by reference:

1. A specimen of the Common Stock Certificate is incorporated herein by reference to Exhibit 4.1 to the Registration Statement.

2. The Restated and Amended Articles of Incorporation of the Registrant are incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

3. The Amended Bylaws of the Registrant are incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

4. The Registrant's 1999 Stock Incentive Plan is incorporated herein by reference to Exhibit 10.12 to the Registration Statement.

5. The Registrant's Rights Agreement dated June 3, 1999 is incorporated herein by reference to Exhibit 10.13 to the Registration Statement.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        TEAM FINANCIAL, INC.



Date:  June 7, 1999                     By: /s/ Robert J. Weatherbie
                                           ---------------------------------
                                            Robert J. Weatherbie
                                            Chairman and Chief Executive Officer